UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 2005


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                     88-0219860

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700

ITEM 8.01.  Other Events.

On August 5, 2005, Synagro Technologies, Inc. issued a press release announcing that on Tuesday, August 2, 2005, the Company received notification from the NASDAQ that the staff had approved the Company's application to change its listing from the NASDAQ SmallCap Market to the NASDAQ National Market. On Thursday, August 4, 2005, the Company began its first day of trading on The NASDAQ National Market.

ITEM 9.01.  Exhibits

(c) Exhibits

       99.1 Press release dated August 5, 2005, issued by Synagro Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  August 5, 2005

                                          SYNAGRO TECHNOLOGIES, INC.

                                          By:       /s/ J. PAUL WITHROW
                                              ----------------------------------
                                              (Senior Executive Vice President &
                                                   Chief Financial Officer)

                                  EXHIBIT INDEX


99.1 Press release dated August 5, 2005, issued by Synagro Technologies, Inc.